UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	3/31/2019

ITEM 1.	REPORT TO STOCKHOLDERS

March 31, 2019

Semiannual Report

to Shareholders

DWS GNMA Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Performance Summary
8	Portfolio Management Team
8	Portfolio Summary
10	Investment Portfolio
18	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets

22	Financial Highlights
29	Notes to Financial Statements
45	Information About Your Fund’s Expenses
47	Advisory Agreement Board Considerations and Fee Evaluation
52	Account Management Resources
54	Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS GNMA Fund

Letter to Shareholders

Dear Shareholder:

The picture for the economy and markets continues to be positive with corporate fundamentals continuing to be solid, a tight labor market and inflation near the Federal Reserve Bank’s target.

Nevertheless, the fourth quarter of 2018 introduced a level of volatility that investors have not seen in quite a while. That trend continues, triggered by uncertainty around trade conflicts, the withdrawal of liquidity by central banks, higher interest rates and concerns around European hot spots such as Italy and the United Kingdom.

While these issues bear close watching, our Chief Investment Officer (“CIO”) believes that the markets remain broadly attractive. The rate hike cycle appears to be nearing its end, inflation remains under control and recession is not on the near horizon.

The “Insights” section of our Web site, dws.com, is home to a comprehensive library of market and economic views around current developments, opportunities and emerging risks. We invite you to visit us online often to stay apprised of the market landscape and what it may mean for you.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS GNMA Fund	|	3

Performance Summary	March 31, 2019 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 3/31/19
Unadjusted for Sales Charge	3.60%	3.15%	1.65%	2.55%
Adjusted for the Maximum Sales Charge (max 2.75% load)	0.75%	0.31%	1.08%	2.27%
Bloomberg Barclays GNMA Index†	4.08%	4.46%	2.41%	3.16%

Class T	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 3/31/19
Unadjusted for Sales Charge	3.58%	3.17%	1.59%	2.47%
Adjusted for the Maximum Sales Charge (max 2.50% load)	0.99%	0.59%	1.08%	2.21%
Bloomberg Barclays GNMA Index†	4.08%	4.46%	2.41%	3.16%

Class C	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 3/31/19
Unadjusted for Sales Charge	3.19%	2.34%	0.88%	1.77%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	2.19%	2.34%	0.88%	1.77%
Bloomberg Barclays GNMA Index†	4.08%	4.46%	2.41%	3.16%

Class R	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 3/31/19
No Sales Charges	3.43%	2.80%	1.30%	2.18%
Bloomberg Barclays GNMA Index†	4.08%	4.46%	2.41%	3.16%

Class R6		6-Month‡	1-Year	Life of Class*

Average Annual Total Returns as of 3/31/19
No Sales Charges		3.82%	3.53%	0.72%
Bloomberg Barclays GNMA Index†		4.08%	4.46%	1.80%

Class S	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 3/31/19
No Sales Charges	3.72%	3.46%	1.91%	2.80%
Bloomberg Barclays GNMA Index†	4.08%	4.46%	2.41%	3.16%

4	|	DWS GNMA Fund

Institutional Class	6-Month‡	1-Year	5-Year	Life of Class**

Average Annual Total Returns as of 3/31/19
No Sales Charges	3.72%	3.46%	1.91%	4.12%
Bloomberg Barclays GNMA Index†	4.08%	4.46%	2.41%	3.33%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2019 are 0.81%, 0.84%, 1.60%, 1.25%, 0.49%, 0.57% and 0.58% for Class A, Class T, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the periods prior to its inception on May 1, 2012, and for Class T shares for the periods prior to its inception on June 5, 2017 are derived from the historical performance of Class S shares of DWS GNMA Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class and applicable sales charges. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

DWS GNMA Fund	|	5

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on February 2, 2015.

**	Institutional Class shares commenced operations on February 2, 2009.

†	The Bloomberg Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

‡	Total returns shown for periods less than one year are not annualized.

6	|	DWS GNMA Fund

	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class

Net Asset Value
3/31/19	$13.50	$13.51	$13.51	$13.52	$13.52	$13.53	$13.51
9/30/18	$13.22	$13.23	$13.22	$13.24	$13.23	$13.24	$13.22

Distribution Information as of 3/31/19
Income Dividends, Six Months	$.18	$.18	$.13	$.16	$.20	$.20	$.20
March Income Dividend	$0.0306	$0.0302	$0.0215	$0.0267	$0.0342	$0.0334	$0.0332
SEC 30-day Yield‡‡	2.41%	2.48%	1.71%	2.13%	2.74%	2.71%	2.69%
Current Annualized Distribution Rate‡‡	2.72%	2.68%	1.91%	2.37%	3.04%	2.96%	2.95%

‡‡

The SEC yield is net investment income per share earned over the month ended March 31, 2019, shown as an annual percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2019. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS GNMA Fund	|	7

Portfolio Management Team

Scott Agi, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–

Joined DWS in 2006 with eight years of industry experience. Prior to joining, he served as an MBS Analyst at Bear Stearns, in Portfolio Analytics at TimesSquare Capital Management and as a Quantitative Analyst in the Municipal Bond Division at The Vanguard Group.

–	Head of US Rates and Mortgage Backed Securities Sector Team: New York.
–	BS in Finance, Albright College.

Gregory M. Staples, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–	Joined DWS in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.
–	Head of Fixed Income for North America: New York.
–	BA in Economics, Columbia College; MBA, New York University, Stern School of Business.

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Net Assets)	3/31/19	9/30/18
Government National Mortgage Association	85%	82%
Collateralized Mortgage Obligations	15%	10%
Government & Agency Obligations	2%	4%
Commercial Mortgage-Backed Securities	3%	7%
Asset-Backed	2%	4%
U.S. Government Agency Sponsored Pass-Throughs	2%	4%
Commercial Paper	1%	1%
Cash Equivalents and Other Assets and Liabilities, net	(10)%	(12)%
	100%	100%

Coupons*	3/31/19	9/30/18
Less than 3.5%	23%	29%
3.5%–4.49%	56%	51%
4.5%–5.49%	14%	14%
5.5%–6.49%	6%	5%
6.5%–7.49%	1%	1%
	100%	100%

*	Excludes Cash Equivalents, Securities Lending Collateral and U.S. Treasury Bills.

8	|	DWS GNMA Fund

Interest Rate Sensitivity	3/31/19	9/30/18
Effective Maturity	6.4 years	9.5 years
Effective Duration	4.3 years	5.6 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 10. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 52 for contact information.

DWS GNMA Fund	|	9

Investment Portfolio	as of March 31, 2019 (Unaudited)

	Principal Amount ($)	Value ($)
Government National Mortgage Association 84.5%

Government National Mortgage Association:

2.99%, 4/15/2042	114,044	114,358

3.0%, with various maturities from 9/15/2042 until 11/20/2048	238,002,168	239,360,210

3.5%, with various maturities from 11/20/2041 until 4/1/2049 (a)	597,049,712	610,990,964

4.0%, with various maturities from 8/20/2040 until 4/1/2049 (a)	154,900,714	159,979,375

4.25%, with various maturities from 5/15/2041 until 10/15/2041	679,233	704,907

4.49%, with various maturities from 6/15/2041 until 7/15/2041	877,910	914,720

4.5%, with various maturities from 8/15/2039 until 3/20/2049	87,160,103	91,087,923

4.55%, 1/15/2041	2,039,093	2,145,103

4.625%, 5/15/2041	297,301	310,423

5.0%, with various maturities from 3/20/2029 until 4/1/2049 (a)	105,230,049	111,364,878

5.5%, with various maturities from 1/15/2034 until 6/15/2042	52,371,464	57,668,011

6.0%, with various maturities from 12/15/2022 until 1/15/2039	14,563,270	16,112,923

6.5%, with various maturities from 6/20/2032 until 3/20/2039	9,343,683	10,553,064

7.0%, with various maturities from 9/15/2035 until 4/20/2039	2,105,586	2,297,095

7.5%, with various maturities from 6/20/2022 until 8/20/2032	109,811	127,928
Total Government National Mortgage Association (Cost $1,306,494,855)		1,303,731,882

Asset-Backed 2.0%
Automobile Receivables 0.2%
AmeriCredit Automobile Receivables Trust, “A3”, Series 2017-1, 1.87%, 8/18/2021	3,744,596	3,732,577

Miscellaneous 1.8%

Carbone CLO Ltd., “A1”, Series 2017-1A, 144A, 3-month USD-LIBOR + 1.140%, 3.916%*, 1/20/2031	14,950,000	14,798,288

DB Master Finance LLC, “A2I”, Series 2019-1A, 144A, 3.787%, 5/20/2049 (a)	4,650,000	4,662,557

The accompanying notes are an integral part of the financial statements.

10	|	DWS GNMA Fund

	Principal Amount ($)	Value ($)

NRZ Excess Spread-Collateralized Notes, “B”, Series 2018-PLS1, 144A, 3.588%, 1/25/2023	8,026,744	8,009,665

		27,470,510
Total Asset-Backed (Cost $31,371,206)		31,203,087

Commercial Mortgage-Backed Securities 3.3%

CSAIL Commercial Mortgage Trust, “A4”, Series 2019-C15, 4.053%, 3/15/2052	14,250,000	15,067,106

DBGS Mortgage Trust, “A”, Series 2018-5BP, 144A, 1-month USD-LIBOR + 0.645%, 3.129%*, 6/15/2033	19,550,000	19,298,857

FHLMC Multifamily Structured Pass-Through Securities, “X1”, Series K055, Interest Only, 1.366%, 3/25/2026	98,583,940	7,890,471

UBS Commercial Mortgage Trust, “AS” Series 2019-C16, 3.887%, 4/15/2052	6,386,842	6,529,799

Wells Fargo Commercial Mortgage Trust, “A4”, Series 2016-NXS6, 2.918%, 11/15/2049	2,370,000	2,326,807
Total Commercial Mortgage-Backed Securities (Cost $50,746,107)		51,113,040

Collateralized Mortgage Obligations 14.8%

Fannie Mae Whole Loan, “IO2”, Series 2007-W8, Interest Only, 6.0%, 9/25/2037	254,711	47,885

Federal Home Loan Mortgage Corp.:

“EA”, Series 2530, Principal Only, Zero Coupon, 1/15/2032	448,944	394,153

“OH”, Series 3382, Principal Only, Zero Coupon, 11/15/2037	251,766	216,930

“PT”, Series 3586, 1.54%, 2/15/2038	3,262,238	2,798,972

“CZ”, Series 4113, 3.0%, 9/15/2042	4,758,589	4,578,475

“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041	7,775,102	992,381

“C25”, Series 304, Interest Only, 4.0%, 10/15/2041	16,983,932	3,228,021

“C1”, Series 329, Interest Only, 4.0%, 12/15/2041	26,234,202	4,912,102

“UZ”, Series 4339, 4.0%, 2/15/2054	9,527,860	9,873,844

“UA”, Series 4298, 4.0%, 2/15/2054	1,938,058	2,004,944

“PI”, Series 3843, Interest Only, 4.5%, 5/15/2038	5,259,873	258,393

“C32”, Series 303, Interest Only, 4.5%, 12/15/2042	25,958,063	5,217,237

“C28”, Series 303, Interest Only, 4.5%, 1/15/2043	33,059,590	7,118,073

“IO”, Series 2580, Interest Only, 6.0%, 3/15/2033	182,995	30,835

“MI”, Series 3871, Interest Only, 6.0%, 4/15/2040	772,470	37,781

“IJ”, Series 4472, Interest Only, 6.0%, 11/15/2043	11,023,738	2,658,083

“A”, Series 172, Interest Only, 6.5%, 1/1/2024	88,877	9,921

“C22”, Series 324, Interest Only, 6.5%, 4/15/2039	14,304,109	3,661,373

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	11

	Principal Amount ($)	Value ($)

Federal National Mortgage Association:

“CO”, Series 2013-117, Principal Only, Zero Coupon, 5/25/2033	2,695,434	2,193,062

“AY”, Series 2013-6, 2.0%, 2/25/2043	1,244,000	1,082,104

2.886%, 1/25/2049	6,056,003	6,027,461

“Z”, Series 2013-44, 3.0%, 5/25/2043	4,288,550	4,239,059

‘‘IO”, Series 2012-146, Interest Only, 3.5%, 1/25/2043	9,365,528	1,801,669

“LZ”, Series 2013-6, 3.5%, 2/25/2043	909,291	898,425

“4”, Series 406, Interest Only, 4.0%, 9/25/2040	6,325,833	1,240,288

“C2”, Series 410, Interest Only, 4.0%, 4/25/2042	6,276,352	1,255,993

“IO”, Series 2016-26, Interest Only, 5.0%, 5/25/2046	29,664,617	5,607,651

“UI”, Series 2010-126, Interest Only, 5.5%, 10/25/2040	12,244,107	2,305,627

“IO”, Series 2014-70, Interest Only, 5.5%, 10/25/2044	15,283,126	3,289,357

“BI”, Series 2015-97, Interest Only, 5.5%, 1/25/2046	12,838,168	2,809,135

“WI”, Series 2011-59, Interest Only, 6.0%, 5/25/2040	802,761	17,880

“HI”, Series 2010-2, Interest Only, 6.5%, 2/25/2040	2,519,669	835,546

Government National Mortgage Association:

“PO”, Series 2007-18, Principal Only, Zero Coupon, 5/20/2035	1,347,239	1,093,938

“KO”, Series 2013-38, Principal Only, Zero Coupon, 1/20/2043	2,325,858	1,654,611

“FY”, Series 2015-80, 1-month USD-LIBOR + 0.270%, 2.755%*, 3/20/2043	15,752,182	15,705,412

“WZ”, Series 2014-99, 3.0%, 7/16/2044	9,264,979	8,912,243

“BW”, Series 2014-119, 3.0%, 8/20/2044	4,587,019	4,339,651

“MT”, Series 2015-92, 3.0%, 1/20/2045	10,000,000	9,527,653

“PY”, Series 2015-123, 3.0%, 9/20/2045	10,688,000	10,344,564

“BL”, Series 2017-85, 3.0%, 8/20/2046	5,888,857	5,621,706

“YP”, Series 2017-93, 3.0%, 2/20/2047	3,495,516	3,318,903

“ML”, Series 2017-66, 3.0%, 4/20/2047	4,135,000	3,876,788

“GT”, Series 2017-113, 3.0%, 7/20/2047	5,731,733	5,379,056

“KC”, Series 2017-155, 3.0%, 10/20/2047	3,605,708	3,409,490

“S”, Series 2013-134, Interest Only, 5.600% minus 1-month USD-LIBOR, 3.112%*, 9/20/2043	18,194,441	2,522,537

“DI”, Series 2014-102, Interest Only, 3.5%, 7/16/2029	3,187,037	260,724

“PI”, Series 2012-47, Interest Only, 3.5%, 12/20/2039	8,243,833	523,395

“JI”, Series 2013-10, Interest Only, 3.5%, 1/20/2043	17,257,331	3,317,390

“ID”, Series 2013-70, Interest Only, 3.5%, 5/20/2043	7,343,367	1,308,190

“EP”, Series 2013-147, 3.625%, 12/20/2039	5,669,000	5,896,542

“SL”, Series 2013-99, Interest Only, 6.150% minus 1-month USD-LIBOR, 3.662%*, 3/20/2043	35,683,739	4,794,992

“AS”, Series 2018-124, Interest Only, 6.250% minus 1-month USD-LIBOR, 3.762%*, 9/20/2048	19,076,167	3,137,068

“SJ”, Series 2013-169, Interest Only, 6.250% minus 1-month USD-LIBOR, 3.765%*, 1/20/2043	18,345,817	2,392,394

The accompanying notes are an integral part of the financial statements.

12	|	DWS GNMA Fund

	Principal Amount ($)	Value ($)

“SG”, Series 2017-60, Interest Only, 6.470% minus 1-month USD-LIBOR, 3.982%*, 2/20/2038	18,516,301	2,974,123

“IP”, Series 2015-50, Interest Only, 4.0%, 9/20/2040	22,495,572	1,582,069

“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	5,968,914	626,855

“SD”, Series 2017-60, Interest Only, 6.520% minus 1-month USD-LIBOR, 4.032%*, 2/20/2038	11,337,058	1,812,172

“ZC”, Series 2003-86, 4.5%, 10/20/2033	699,956	745,406

“PI”, Series 2014-108, Interest Only, 4.5%, 12/20/2039	5,195,008	815,878

“IP”, Series 2014-11, Interest Only, 4.5%, 1/20/2043	5,365,337	645,881

“IP”, Series 2014-115, Interest Only, 4.5%, 2/20/2044	3,951,426	594,899

“UZ”, Series 2010-37, 5.0%, 3/20/2040	1,702,597	1,916,711

“PC”, Series 2003-19, 5.5%, 3/16/2033	1,562,596	1,683,490

“Z”, Series 2006-12, 5.5%, 3/20/2036	132,655	153,104

“DZ”, Series 2009-106, 5.5%, 11/20/2039	241,989	293,892

“IA”, Series 2012-64, Interest Only, 5.5%, 5/16/2042	7,057,993	1,494,120

“CI”, Series 2009-42, Interest Only, 6.0%, 8/16/2035	448,747	87,290

“SB”, Series 2014-81, 16.400% minus 4 x 1-month USD-LIBOR, 6.443%*, 6/20/2044	636,115	712,628

“IP”, Series 2009-118, Interest Only, 6.5%, 12/16/2039	694,518	181,367

J.P. Morgan Mortgage Trust:

“A6”, Series 2017-2, 144A, 3.0%, 5/25/2047	11,642,888	11,510,124

“A4”, Series 2019-2, 144A, 4.0%, 8/25/2049	14,040,000	14,232,880

New Residential Mortgage Loan, “A1”, Series 2009-NQM2, 144A, 3.6%, 4/25/2049	6,500,000	6,524,446
Total Collateralized Mortgage Obligations (Cost $223,250,441)		227,567,242

U.S. Government Agency Sponsored Pass-Throughs 1.6%

Federal Home Loan Mortgage Corp.:

4.0%, 1/1/2045	12,385,879	12,947,811

4.0%, 12/1/2045	7,630,208	7,976,461

7.0%, 10/1/2038	100,680	105,643

Federal National Mortgage Association:

4.0%, 9/1/2040	583,968	606,642

5.0%, 7/1/2044	2,686,810	2,891,960
Total U.S. Government Agency Sponsored Pass-Throughs (Cost $24,280,950)		24,528,517

Short-Term U.S. Treasury Obligations 2.2%

U.S. Treasury Bills:

2.36%**, 8/15/2019 (b)	3,464,000	3,432,822

2.375%**, 10/10/2019 (c)	31,000,000	30,616,220
Total Short-Term U.S. Treasury Obligations (Cost $34,006,226)		34,049,042

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	13

	Principal Amount ($)	Value ($)

Commercial Paper 1.5%

Ford Motor Credit Co., 3.376%, 5/2/2019	14,100,000	14,058,652

Ricoh Finance Corp., 3.314%, 4/12/2019	9,800,000	9,790,708
Total Commercial Paper (Cost $23,849,988)		23,849,360

	Shares	Value ($)
Cash Equivalents 11.7%

DWS Central Cash Management Government Fund, 2.47% (d)	117,191,096	117,191,096

DWS ESG Liquidity Fund “Capital Shares”, 2.64% (d)	62,864,097	62,870,384
Total Cash Equivalents (Cost $180,048,972)		180,061,480

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,874,048,745)	121.6	1,876,103,650
Other Assets and Liabilities, Net	(21.6)	(333,046,056)

Net Assets	100.0	1,543,057,594

A summary of the Fund’s transactions with affiliated investments during the period ended March 31, 2019 are as follows:

Value ($) at 9/30/2018	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 3/31/2019	Value ($) at 3/31/2019
Cash Equivalents 11.7%
DWS Central Cash Management Government Fund, 2.47% (d)
54,431,675	571,807,991	509,048,570	—	—	812,638	—	117,191,096	117,191,096
DWS ESG Liquidity Fund “Capital Shares”, 2.64% (d)
161,838,321	1,525,852	100,508,460	18,166	(3,495)	1,381,841	—	62,864,097	62,870,384
216,269,996	573,333,843	609,557,030	18,166	(3,495)	2,194,479	—	180,055,193	180,061,480

*

Variable or floating rate security. These securities are shown at their current rate as of March 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	When-issued, delayed delivery or forward commitment securities included.

(b)	At March 31, 2019, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

The accompanying notes are an integral part of the financial statements.

14	|	DWS GNMA Fund

(c)	At March 31, 2019, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Principal Only: Principal Only (PO) bonds represent the “principal only” portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At March 31, 2019, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
2 Year U.S. Treasury Note	USD	6/28/2019	1,706	363,594,204	363,537,938	(56,266)
Ultra 10 Year U.S. Treasury Note	USD	6/19/2019	140	18,416,922	18,589,375	172,453
Ultra Long U.S. Treasury Bond	USD	6/19/2019	318	52,199,500	53,424,000	1,224,500
Total net unrealized appreciation						1,340,687

At March 31, 2019, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized (Depreciation) ($)
5 Year U.S. Treasury Note	USD	6/28/2019	738	85,139,161	85,481,156	(341,995)
U.S. Treasury Long Bond	USD	6/19/2019	338	49,373,688	50,583,813	(1,210,125)
Total unrealized depreciation						(1,552,120)

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	15

At March 31, 2019, open interest rate swap contracts were as follows:

Centrally Cleared Swaps

Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Effective/ Expiration Date	Notional Amount ($)	Cur- rency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreci- ation/ (Depreci- ation) ($)
Fixed — 2.264% Semi-Annually	Floating — 3-Month LIBOR Quarterly	3/30/2020 3/30/2028	7,400,000	USD	52,263	—	52,263
Fixed — 2.724% Semi-Annually	Floating — 3-Month LIBOR Quarterly	3/4/2019 3/5/2029	13,100,000	USD	(364,695)	—	(364,695)

Total net unrealized depreciation							(312,432)

At March 31, 2019, open total return swap contracts were as follows:

Bilateral Swaps

Pay/Receive Return of the Reference Index	Fixed Cash Flows Received Frequency	Counterparty/ Expiration Date	Notional Amount	Cur- rency	Value ($)	Upfront Payments Paid ($)	Unrealized Depreci- ation ($)

Short Positions
Markit IOS INDEX FN30.400.10	4.0%/ Monthly	Goldman Sachs & Co. 1/12/2041	6,204,825	USD	(29,410)	—	(29,410)

Currency Abbreviation
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, interest rate swap contracts, total return swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

16	|	DWS GNMA Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (e)
Government National Mortgage Association	$—	$1,303,731,882	$—	$1,303,731,882
Asset-Backed	—	31,203,087	—	31,203,087
Commercial Mortgage-Backed Securities	—	51,113,040	—	51,113,040
Collateralized Mortgage Obligations	—	227,567,242	—	227,567,242
U.S. Government Agency Sponsored Pass-Throughs	—	24,528,517	—	24,528,517
Short-Term U.S. Treasury Obligations	—	34,049,042	—	34,049,042
Commercial Paper	—	23,849,360	—	23,849,360
Short-Term Investments (e)	180,061,480	—	—	180,061,480
Derivatives (f)
Futures Contracts	1,396,953	—	—	1,396,953
Interest Rate Swap Contracts	—	52,263	—	52,263
Total	$181,458,433	$1,696,094,433	$—	$1,877,552,866

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (f)
Futures Contracts	$(1,608,386)	$—	$—	$(1,608,386)
Interest Rate Swap Contracts	—	(364,695)	—	(364,695)
Total Return Swap Contracts	—	(29,410)	—	(29,410)
Total	$(1,608,386)	$(394,105)	$—	$(2,002,491)

(e)	See Investment Portfolio for additional detailed categorizations.

(f)	Derivatives include value of unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and total return swap contracts.

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	17

Statement of Assets and Liabilities

as of March 31, 2019 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $1,693,999,773)	$1,696,042,170
Investments in affiliated securities, at value (cost $180,048,972)	180,061,480
Cash held as collateral for forward commitments	1,423,900
Foreign currency, at value (cost $2,410,963)	2,364,174
Receivable for investments sold — forward commitments	77,719,538
Receivable for Fund shares sold	52,002
Interest receivable	6,404,277
Receivable for variation margin on centrally cleared swaps	120,782
Other assets	72,012
Total assets	1,964,260,335

Liabilities
Cash overdraft	58,217
Payable for investments purchased	9,170,368
Payable for investments purchased — forward commitments	406,366,731
Payable for Fund shares redeemed	2,493,306
Payable for variation margin on futures contracts	179,048
Payable upon return of collateral for forward commitments	1,423,900
Unrealized depreciation on bilateral swap contracts	29,410
Accrued management fee	410,120
Accrued Trustees’ fees	27,767
Other accrued expenses and payables	1,043,874
Total liabilities	421,202,741
Net assets, at value	$1,543,057,594

Net Assets Consist of
Distributable earnings (loss)	(278,631,314)
Paid-in capital	1,821,688,908
Net assets, at value	$1,543,057,594

The accompanying notes are an integral part of the financial statements.

18	|	DWS GNMA Fund

Statement of Assets and Liabilities as of March 31, 2019 (Unaudited) (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($637,770,489 ÷ 47,232,639 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.50

Maximum offering price per share (100 ÷ 97.25 of $13.50)	$13.88
Class T

Net Asset Value and redemption price per share ($10,205 ÷ 755.5 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.51

Maximum offering price per share (100 ÷ 97.50 of $13.51)	$13.86
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($24,803,835 ÷ 1,836,183 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.51
Class R

Net Asset Value, offering and redemption price per share ($1,435,432 ÷ 106,145 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.52
Class R6

Net Asset Value, offering and redemption price per share ($605,789 ÷ 44,816 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.52
Class S

Net Asset Value, offering and redemption price per share ($866,060,125 ÷ 64,027,907 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.53
Institutional Class

Net Asset Value, offering and redemption price per share ($12,371,719 ÷ 915,777 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.51

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	19

Statement of Operations

For the six months ended March 31, 2019 (Unaudited)

Investment Income
Income:

Interest	$23,233,841
Income distributions from affiliated securities	2,194,479
Other income	54,108
Total income	25,482,428
Expenses:

Management fee	2,441,391
Administration fee	779,503
Services to shareholders	951,641
Distribution and service fees	854,927
Custodian fee	21,698
Professional fees	73,934
Reports to shareholders	66,626
Registration fees	36,184
Trustees’ fees and expenses	38,972
Other	73,896
Total expenses before expense reductions	5,338,772
Expense reductions	(726)
Total expenses after expense reductions	5,338,046
Net investment income	20,144,382

Net realized gain (loss) from:

Sale of affiliated investments	18,166
Sale of non-affiliated investments	(3,251,056)
Swap contracts	1,184,295
Futures	2,302,723
Forward foreign currency contracts	912,370
Foreign currency	(68,899)
1,097,599
Change in net unrealized appreciation (depreciation) on:

Affiliated investments	(3,495)
Non-affiliated investments	35,631,100
Swap contracts	(3,095,162)
Futures	1,386,903
Forward foreign currency contracts	70,575
Foreign currency	(62,904)
33,927,017
Net gain (loss)	35,024,616
Net increase (decrease) in net assets resulting from operations	$55,168,998

The accompanying notes are an integral part of the financial statements.

20	|	DWS GNMA Fund

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018

Operations:

Net investment income (loss)	$20,144,382	$35,317,235
Net realized gain (loss)	1,097,599	(23,222,334)
Change in net unrealized appreciation (depreciation)	33,927,017	(33,211,146)
Net increase (decrease) in net assets resulting from operations	55,168,998	(21,116,245)
Distributions to shareholders:

Class A	(8,793,421)	(17,871,676)
Class T	(134)	(237)
Class C	(247,487)	(614,353)
Class R	(17,207)	(35,062)
Class R6	(8,589)	(5,575)
Class S	(12,996,909)	(26,881,987)
Institutional Class	(232,113)	(411,149)
Total distributions	(22,295,860)	(45,820,039)
Fund share transactions:

Proceeds from shares sold	20,319,437	47,058,887
Reinvestment of distributions	18,342,152	37,386,949
Payments for shares redeemed	(144,463,632)	(346,024,063)
Net increase (decrease) in net assets from Fund share transactions	(105,802,043)	(261,578,227)
Increase (decrease) in net assets	(72,928,905)	(328,514,511)
Net assets at beginning of period	1,615,986,499	1,944,501,010

Net assets at end of period	$1,543,057,594	$1,615,986,499

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	21

Financial Highlights

	Six Months Ended 3/31/19		Years Ended September 30,
Class A	(Unaudited)		2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$13.22		$13.72	$14.13	$14.21	$14.49	$14.35
Income (loss) from investment operations:

Net investment income[a]	.16		.25	.25	.27	.32	.35
Net realized and unrealized gain (loss)	.30		(.42)	(.27)	.02	(.14)	.31
Total from investment operations	.46		(.17)	(.02)	.29	.18	.66
Less distributions from:
Net investment income	(.18)		(.33)	(.39)	(.37)	(.46)	(.52)
Net asset value, end of period	$13.50		$13.22	$13.72	$14.13	$14.21	$14.49
Total Return (%)[b]	3.60	**	(1.23)	(.07)	1.97	1.30	4.71

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	638		663	799	54	63	80
Ratio of expenses (%)	.81	*	.81	.79	.83	.82	.81
Ratio of net investment income (%)	2.46	*	1.88	1.77	1.93	2.24	2.44
Portfolio turnover rate (%)	156	**	396	426	339	199	339

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

22	|	DWS GNMA Fund

	Six Months Ended 3/31/19		Year Ended	Period Ended
Class T	(Unaudited)		9/30/18	9/30/17[a]

Selected Per Share Data
Net asset value, beginning of period	$13.23		$13.72	$13.87
Income (loss) from investment operations:

Net investment income[b]	.17		.25	.06
Net realized and unrealized gain (loss)	.29		(.42)	(.08)
Total from investment operations	.46		(.17)	(.02)
Less distributions from:
Net investment income	(.18)		(.32)	(.13)
Net asset value, end of period	$13.51		$13.23	$13.72
Total Return (%)[c]	3.58	**	(1.23)[d]	(.16	)d**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10		10	10
Ratio of expenses before expense reductions (%)	.83	*	.84	.95	*
Ratio of expenses after expense reductions (%)	.83	*	.84	.87	*
Ratio of net investment income (%)	2.50	*	1.87	1.59	*
Portfolio turnover rate (%)	156	**	396	426	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to September 30, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Funds’s portfolio turnover rate for the year ended September 30, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	23

	Six Months Ended 3/31/19		Years Ended September 30,
Class C	(Unaudited)		2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$13.22		$13.73	$14.13	$14.22	$14.50	$14.36
Income (loss) from investment operations:

Net investment income[a]	.11		.15	.14	.17	.21	.24
Net realized and unrealized gain (loss)	.31		(.43)	(.26)	.01	(.14)	.31
Total from investment operations	.42		(.28)	(.12)	.18	.07	.55
Less distributions from:
Net investment income	(.13)		(.23)	(.28)	(.27)	(.35)	(.41)
Net asset value, end of period	$13.51		$13.22	$13.73	$14.13	$14.22	$14.50
Total Return (%)[b]	3.19	**	(2.07)	(.82)	1.21	.54	3.91

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25		26	44	35	43	58
Ratio of expenses (%)	1.61	*	1.60	1.55	1.58	1.57	1.56
Ratio of net investment income (%)	1.66	*	1.08	1.01	1.17	1.47	1.69
Portfolio turnover rate (%)	156	**	396	426	339	199	339

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

24	|	DWS GNMA Fund

	Six Months Ended 3/31/19		Years Ended September 30,
Class R	(Unaudited)		2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$13.24		$13.74	$14.14	$14.23	$14.51	$14.37
Income (loss) from investment operations:

Net investment income[a]	.14		.21	.20	.23	.28	.30
Net realized and unrealized gain (loss)	.30		(.42)	(.26)	.01	(.15)	.31
Total from investment operations	.44		(.21)	(.06)	.24	.13	.61
Less distributions from:
Net investment income	(.16)		(.29)	(.34)	(.33)	(.41)	(.47)
Net asset value, end of period	$13.52		$13.24	$13.74	$14.14	$14.23	$14.51
Total Return (%)[b]	3.43	**	(1.55)	(.39)	1.66	.97	4.35

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		2	2	1	.77	.79
Ratio of expenses before expense reductions (%)	1.23	*	1.25	1.20	1.21	1.24	1.25
Ratio of expenses after expense reductions (%)	1.13	*	1.15	1.12	1.17	1.11	1.17
Ratio of net investment income (%)	2.14	*	1.53	1.44	1.61	1.96	2.12
Portfolio turnover rate (%)	156	**	396	426	339	199	339

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	25

	Six Months Ended 3/31/19		Years Ended September 30,			Period Ended
Class R6	(Unaudited)		2018	2017	2016	9/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$13.23		$13.73	$14.14	$14.22	$14.45
Income (loss) from investment operations:

Net investment income[b]	.18		.25	.27	.31	.22
Net realized and unrealized gain (loss)	.31		(.39)	(.26)	.02	(.12)
Total from investment operations	.49		(.14)	.01	.33	.10
Less distributions from:
Net investment income	(.20)		(.36)	(.42)	(.41)	(.33)
Net asset value, end of period	$13.52		$13.23	$13.73	$14.14	$14.22
Total Return (%)	3.82	**	(1.05)[c]	.11 [c]	2.28	.77	c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	606		557	10	10	10
Ratio of expenses before expense reductions (%)	.48	*	.49	.68	.57	.78	*
Ratio of expenses after expense reductions (%)	.48	*	.49	.62	.57	.61	*
Ratio of net investment income (%)	2.79	*	1.91	1.94	2.17	2.32	*
Portfolio turnover rate (%)	156	**	396	426	339	199	[d]

[a]	For the period from February 2, 2015 (commencement of operations) to September 30, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2015.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

26	|	DWS GNMA Fund

	Six Months Ended 3/31/19		Years Ended September 30,
Class S	(Unaudited)		2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$13.24		$13.75	$14.15	$14.23	$14.52	$14.37
Income (loss) from investment operations:

Net investment income[a]	.18		.29	.28	.31	.36	.39
Net realized and unrealized gain (loss)	.31		(.44)	(.25)	.02	(.15)	.32
Total from investment operations	.49		(.15)	.03	.33	.21	.71
Less distributions from:
Net investment income	(.20)		(.36)	(.43)	(.41)	(.50)	(.56)
Net asset value, end of period	$13.53		$13.24	$13.75	$14.15	$14.23	$14.52
Total Return (%)	3.72	**	(1.07)	.20	2.32	1.50	5.04

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	866		905	1,088	1,241	1,335	1,522
Ratio of expenses (%)	.57	*	.57	.56	.56	.55	.55
Ratio of net investment income (%)	2.70	*	2.12	2.00	2.20	2.50	2.72
Portfolio turnover rate (%)	156	**	396	426	339	199	339

[a]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	27

	Six Months Ended 3/31/19		Years Ended September 30,
Institutional Class	(Unaudited)		2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$13.22		$13.73	$14.14	$14.23	$14.51	$14.35
Income (loss) from investment operations:

Net investment income[a]	.18		.28	.27	.32	.36	.39
Net realized and unrealized gain (loss)	.31		(.43)	(.25)	.01	(.14)	.33
Total from investment operations	.49		(.15)	.02	.33	.22	.72
Less distributions from:
Net investment income	(.20)		(.36)	(.43)	(.42)	(.50)	(.56)
Net asset value, end of period	$13.51		$13.22	$13.73	$14.14	$14.23	$14.51
Total Return (%)	3.72	**	(1.08)	.17	2.33	1.51	5.13

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12		19	12	9	2	2
Ratio of expenses (%)	.57	*	.58	.58	.52	.57	.53
Ratio of net investment income (%)	2.71	*	2.10	1.98	2.25	2.51	2.67
Portfolio turnover rate (%)	156	**	396	426	339	199	339

[a]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

28	|	DWS GNMA Fund

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS GNMA Fund (the “Fund”) is a diversified series of Deutsche DWS Income Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Effective October 1, 2018, Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R and Class R6 shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

DWS GNMA Fund	|	29

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies;

30	|	DWS GNMA Fund

quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer; analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended March 31, 2019, the Fund may invest the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas,

DWS GNMA Fund	|	31

Inc. receives a management/administration fee (0.11% annualized effective rate as of March 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

During the six months ended March 31, 2019, the Fund had no securities on loan.

Forward Commitments. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may sell the forward commitment security before the settlement date or enter into a new commitment to extend the delivery date into the future. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to hold cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued, delayed delivery or forward commitment transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Such transactions may also have the effect of leverage on the Fund and may cause the Fund to be more volatile. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

32	|	DWS GNMA Fund

At September 30, 2018, the Fund had a net tax basis capital loss carryforward of approximately $283,493,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($162,564,000) and long-term losses ($120,929,000).

At September 30, 2018, the aggregate cost of investments for federal income tax purposes was $2,060,667,443. The net unrealized depreciation for all investments based on tax cost was $30,941,490. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $18,714,190 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $49,655,680.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2018 and has determined that no provision for income tax and/or uncertain tax position is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, investments in swap contracts, paydown losses on mortgage backed securities, premium amortization on debt securities, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification

DWS GNMA Fund	|	33

clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

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An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. One counterparty pays out the total return of the reference security or index underlying the total return swap, and in return receives a fixed or variable rate. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return. For the six months ended March 31, 2019, the Fund entered into total return swap transactions as a means of gaining exposure to a particular asset class without investing directly in such asset class.

A summary of the open total return swap contracts as of March 31, 2019 is included in a table following the Fund’s Investment Portfolio. For the six months ended March 31, 2019, the investment in total return swap contracts had a total notional amount generally indicative of a range from approximately $6,205,000 to $6,579,000.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended March 31, 2019, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

A summary of the open interest rate swap contracts as of March 31, 2019 is included in a table following the Fund’s Investment Portfolio. For the six months ended March 31, 2019, the investment in interest rate swap contracts had a total USD equivalent notional amount generally indicative of a range from approximately $20,500,000 to $222,200,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six month ended March 31, 2019, the Fund entered into interest rate futures to gain exposure to different parts of the

DWS GNMA Fund	|	35

yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of March 31, 2019 is included in a table following the Fund’s Investment Portfolio. For the six months ended March 31, 2019, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $177,131,000 to $435,551,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $92,051,000 to $136,065,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended March 31, 2019, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

There were no open forward currency contracts held by the Fund as of March 31, 2019. For the six months ended March 31, 2019, the

36	|	DWS GNMA Fund

investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $33,576,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $32,804,000.

The following tables summarize the value of the Fund’s derivative instruments held as of March 31, 2019 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$52,263	$1,396,953	$1,449,216
	$52,263	$1,396,953	$1,449,216

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)

Includes cumulative appreciation of futures, centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (b) (c)	$(394,105)	$(1,608,386)	$(2,002,491)
	$(394,105)	$(1,608,386)	$(2,002,491)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(b)

Includes cumulative depreciation of futures, centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c)	Unrealized depreciation on bilateral swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended March 31, 2019 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Swap Contracts	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (d)	$1,184,295	$2,302,723	$—	$3,487,018
Foreign Exchange Contracts (e)	—	—	912,370	912,370
	$1,184,295	$ 2,302,723	$ 912,370	$4,399,388

Each of the above derivatives is located in the following Statement of Operations accounts:

(d)	Net realized gain (loss) from swap contracts and futures contracts, respectively

(e)	Net realized gain (loss) from forward foreign currency contracts

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	Swap Contracts	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (f)	$(3,095,162)	$1,386,903	$—	$(1,708,259)
Foreign Exchange Contracts (g)	—	—	70,575	70,575
	$(3,095,162)	$ 1,386,903	$70,575	$(1,637,684)

Each of the above derivatives is located in the following Statement of Operations accounts:

(f)	Change in net unrealized appreciation (depreciation) on swap and futures contracts, respectively

(g)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of March 31, 2019, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Goldman Sachs & Co.	$29,410	$—	$—	$29,410

C. Purchases and Sales of Securities

During the six months ended March 31, 2019, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$2,724,050,996	$2,967,966,878
U.S. Treasury Obligations	$30,932,408	$30,965,030

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”

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or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.0 billion of the Fund’s average daily net assets	.315%
Next $1.5 billion of such net assets	.310%
Next $2.5 billion of such net assets	.300%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.260%
Next $2.5 billion of such net assets	.240%
Over $12.5 billion of such net assets	.220%

Accordingly, for the six months ended March 31, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.31% of the Fund’s average daily net assets.

For the period from October 1, 2018 through January 31, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.88%
Class T	.88%
Class C	1.63%
Class R	1.13%
Class R6	.63%
Class S	.63%
Institutional Class	.63%

In addition, for the period from October 1, 2018 through March 31, 2019, the Advisor has agreed to voluntarily waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of

DWS GNMA Fund	|	39

Class R6 shares at 0.56%. The voluntary waiver may be changed or terminated at any time without notice.

For the six months ended March 31, 2019, fees waived and/or expenses reimbursed for Class R were $726.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2019, the Administration Fee was $779,503, of which $130,909 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at March 31, 2019
Class A	$172,200	$65,049
Class T	10	4
Class C	2,372	1,407
Class R	32	13
Class R6	29	4
Class S	281,078	108,093
Institutional Class	418	78
	$456,139	$174,648

In addition, for the six months ended March 31, 2019, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders”, were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$166,292
Class C	14,962
Class S	134,854
Class R	1,802
Institutional Class	7,064
$324,974

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Distribution and Service Fees. Under the Fund’s Class C and Class R 12b-1 plans, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the six months ended March 31, 2019, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2019
Class C	$95,694	$15,811
Class R	1,783	303
	$97,477	$16,114

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2019, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2019	Annualized Rate
Class A	$723,784	$301,683	.23%
Class T	7	7	.15%
Class C	31,879	10,234	.25%
Class R	1,780	561	.25%
	$757,450	$312,485

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2019 aggregated $3,895.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended March 31, 2019, the CDSC for Class C shares aggregated $1,953. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2019, DDI received $0 for Class A shares.

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Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended March 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $10,158, of which all was unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2019.

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F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2019		Year Ended September 30, 2018
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	329,103	$4,370,429	887,259	$11,967,230
Class C	119,370	1,582,396	79,974	1,077,250
Class R	11,626	155,340	19,792	265,949
Class R6	2,768	37,047	44,057	587,231
Class S	987,543	13,058,855	1,435,842	19,382,282
Institutional Class	84,216	1,115,370	1,024,767	13,778,945
		$20,319,437		$47,058,887

Shares issued to shareholders in reinvestment of distributions
Class A	579,459	$7,685,421	1,160,694	$15,580,487
Class T	10.5	134	17.7	237
Class C	17,522	232,565	42,467	571,166
Class R	1,295	17,207	2,609	35,062
Class R6	647	8,589	420	5,575
Class S	765,230	10,167,263	1,546,225	20,785,933
Institutional Class	17,422	230,973	30,463	408,489
		$18,342,152		$37,386,949

Shares redeemed
Class A	(3,855,718)	$(51,071,621)	(10,064,164)	$(135,518,939)
Class C	(301,412)	(4,000,644)	(1,331,220)	(17,895,143)
Class R	(29,370)	(388,718)	(22,083)	(297,554)
Class R6	(736)	(9,852)	(3,092)	(41,138)
Class S	(6,100,401)	(80,907,465)	(13,780,827)	(185,616,710)
Institutional Class	(608,823)	(8,085,332)	(496,225)	(6,654,579)
		$(144,463,632)		$(346,024,063)

DWS GNMA Fund	|	43

	Six Months Ended March 31, 2019		Year Ended September 30, 2018
	Shares	Dollars	Shares	Dollars

Net increase (decrease)
Class A	(2,947,156)	$(39,015,771)	(8,016,211)	$(107,971,222)
Class T	10.5	134	17	237
Class C	(164,520)	(2,185,683)	(1,208,779)	(16,246,727)
Class R	(16,449)	(216,171)	318	3,457
Class R6	2,679	35,784	41,385	551,668
Class S	(4,347,628)	(57,681,347)	(10,798,760)	(145,448,495)
Institutional Class	(507,185)	(6,738,989)	559,005	7,532,855
		$(105,802,043)		$(261,578,227)

44	|	DWS GNMA Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class R shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2018 to March 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS GNMA Fund	|	45

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2019 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 10/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/19	$1,036.00	$1,035.80	$1,031.90	$1,034.30	$1,038.20	$1,037.20	$1,037.20
Expenses Paid per $1,000*	$4.11	$4.21	$8.16	$5.73	$2.44	$2.90	$2.90

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 10/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/19	$1,020.89	$1,020.79	$1,016.90	$1,019.30	$1,022.54	$1,022.09	$1,022.09
Expenses Paid per $1,000*	$4.08	$4.18	$8.10	$5.69	$2.42	$2.87	$2.87

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
DWS GNMA Fund	.81%	.83%	1.61%	1.13%	.48%	.57%	.57%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

46	|	DWS GNMA Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS GNMA Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the

DWS GNMA Fund	|	47

Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2017. The Board noted the disappointing investment performance of the Fund in recent periods and continued to

48	|	DWS GNMA Fund

discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2018. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board considered that the Fund implemented new management fee breakpoints to accommodate the merger of Deutsche Strategic Government Securities Fund into the Fund, effective on May 22, 2017. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages a DWS Europe Fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.

DWS GNMA Fund	|	49

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

50	|	DWS GNMA Fund

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS GNMA Fund	|	51

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to Deutsche fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

52	|	DWS GNMA Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	GGGGX	GIGTX	GCGGX	SGINX	GIGGX
CUSIP Number	25155T 718	25155T 320	25155T 692	25155T 684	25155T 676
Fund Number	1093	1731	1393	2393	1493

For shareholders of Class R and R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at

https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R		Class R6
Nasdaq Symbol	GRGGX		GRRGX
CUSIP Number	25155T 304		25155T 429
Fund Number	1593		1693

DWS GNMA Fund	|	53

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We do not share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share

For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

54	|	DWS GNMA Fund

Who we are

Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds

What we do

How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

– information about your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

Rev. 3/2019

DWS GNMA Fund	|	55

GNMA-3

(R-027140-8 5/19)

ITEM 2.		CODE OF ETHICS

Not applicable.

ITEM 3.		AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.		PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.		AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.		SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.		DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.		PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.		PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.		SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.		CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.		Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.		EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3)		Not applicable

(a)(4)(i)		Certification pursuant to Item 4.01 of Form 8-K under the Exchange Act (17 CFR 249.308) is attached hereto.

(a)(4)(ii)		Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS GNMA Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/6/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/6/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	6/6/2019